Vessel Charters	6 Months Ended
Jun. 30, 2016
Text Block [Abstract]
Vessel Charters
Vessel Charters

a) The minimum estimated charter hire payments for the remainder of the year and the next four fiscal years, as at June 30, 2016, for the Partnership’s vessels chartered-in and vessels chartered-out are as follows:

	Remainder of 2016	2017	2018	2019	2020
Vessel Charters (i)	$	$	$	$	$
Charters-in – capital leases (ii)	11,513	46,211	42,553	15,257	15,299

Charters-out – operating leases (iii)	176,762	326,372	374,123	405,512	396,350
Charters-out – direct financing leases (iv)	34,718	204,109	173,701	39,065	39,172
	211,480	530,481	547,824	444,577	435,522

(i)
The Partnership owns 69% of Teekay BLT Corporation (or Teekay Tangguh Joint Venture) and the Teekay Tangguh Joint Venture is a party to operating leases whereby it is leasing the Tangguh Hiri and the Tangguh Sago liquefied natural gas (or LNG) carriers (or the Tangguh LNG Carriers) to a third party, which is in turn leasing the vessels back to the joint venture. The table does not include the Partnership’s minimum charter hire payments to be paid and received under these leases, which are described in more detail in Note 5 to the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2015. Under the terms of the leasing arrangement for the Tangguh LNG Carriers, whereby the Teekay Tangguh Joint Venture is the lessee, the lessors claim tax depreciation on its lease of these vessels. As is typical in these types of leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin.

The carrying amount of tax indemnification guarantees of the Partnership relating to the leasing arrangement through the Teekay Tangguh Joint Venture as at June 30, 2016 was $7.8 million (December 31, 2015 – $8.0 million) and is included as part of other long-term liabilities in the Partnership’s consolidated balance sheets. The tax indemnification is for the duration of the lease contracts with the third parties plus the years it would take for the lease payments to be statute barred, which will end in 2033 for the vessels. Although there is no maximum potential amount of future payments, the Teekay Tangguh Joint Venture may terminate the lease arrangement on a voluntary basis at any time. If the lease arrangement terminates, the Teekay Tangguh Joint Venture will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax effect of the terminations, including recapture of any tax depreciation.

(ii)
As at June 30, 2016, the Partnership was a party to capital leases on two Suezmax tankers, the Teide Spirit and the Toledo Spirit. Under these capital leases, the owner has the option to require the Partnership to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts. The amounts in the table assume the owner will not exercise its options to require the Partnership to purchase either of the vessels from the owner, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable, which is the thirteenth anniversary of each respective contract in 2017 and 2018.

The Partnership was also a party to a capital lease on one of its LNG carriers, the Creole Spirit. Upon delivery of the Creole Spirit in February 2016, the Partnership sold this vessel to a third party and leased it back under a 10 year bareboat charter contract ending in 2026. The bareboat charter contract is accounted for as a capital lease. The obligations of the Partnership under the bareboat charter contract are guaranteed by the Partnership. In addition, the guarantee agreement requires the Partnership to maintain minimum levels of tangible net worth and aggregate liquidity, and not exceed a maximum amount of leverage.

(iii)
Minimum scheduled future operating lease revenues do not include revenue generated from new contracts entered into after June 30, 2016, revenue from unexercised option periods of contracts that existed on June 30, 2016, revenues from vessels in the Partnership's equity accounted investments, or variable or contingent revenues. Therefore, the minimum scheduled future operating lease revenues should not be construed to reflect total charter hire revenues that may be recognized for any of the years.

(iv)
As described in Note 5 in the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2015, the Tangguh LNG Carriers’ time-charter contracts and the two bareboat charter contracts to Awilco LNG ASA are accounted for as direct financing leases.

b) During February and March 2016, Centrofin Management Inc. (or Centrofin), the charterer for both the Bermuda Spirit and Hamilton Spirit Suezmax tankers, exercised its option under the charter contracts to purchase both the Bermuda Spirit and Hamilton Spirit. As a result of Centrofin exercising its options to purchase, the Partnership recorded an accounting loss of $27.4 million for the six months ended June 30, 2016. The vessels were delivered to Centrofin during April and May 2016 on the closing of the options to purchase.